                                                                   EXHIBIT 10.3

                               FIRST AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement dated June 6, 1997, does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Eighth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of all Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to their equity owners identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Ratification. Except as expressly modified by this Eighth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  June ___, 1997

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                      as sole General Partner of the Partnership


                                    By:
                                        ----------------------------------------
                                        Its:
                                             -----------------------------------

                                   EXHIBIT 1B


                              SCHEDULE OF PARTNERS




GENERAL PARTNER                                      NUMBER OF UNITS
---------------                                      ---------------

First Industrial Realty Trust, Inc.                       30,135,617

LIMITED PARTNERS
----------------

Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                                    137,489

BK Columbus Venture                                           24,789

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                             8,187

Michael W. Brennan                                             7,587

Edward Burger                                                  9,261

National Discount Brokers
NBD Acct. # 4KB-432708                                           770

National Discount Brokers
NBD Acct. # 4KB-432690                                           770

LIMITED PARTNERS                                    NUMBER OF UNITS
----------------                                    ---------------
Henry D. Bullock & Terri D. Bullock TR
of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92                                           12,551

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                                    144,296

Robert L. Denton                                              6,286

Henry E. Dietz Trust UA Jan 16 81                            36,476

W. Allen Doane TR of the W. Allen
Doane Trust UA May 31, 91                                     4,416

Timothy Donohue                                               2,000

Farlow Road Associates Limited Partnership                    2,751

Thelma C. Gretzinger Trust                                      450

Clay Hamlin & Lynn Hamlin JT TEN WROS                        15,159

Highland Associates Limited Partnership                      69,039

Robert W. Holman Jr.                                        150,134

Steven B. Hoyt                                              220,080


LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------
Frederick K. Ito                                         3,880

Michael W. Jenkins                                       3,831

Peter Kepic                                              9,261

Paul T. Lambert                                         39,737

Lambert Investment Corporation                          13,606

LGR Investment Fund Ltd                                 22,556

Duane Lund                                                 617

Eileen Millar                                            2,880

Linda Miller                                             2,000

Peter Murphy                                            56,184

Anthony Muscatello                                      81,654

North Star Associates Limited Partnership               19,333

Arden O'Connor                                          63,845


LIMITED PARTNERS                               NUMBER OF UNITS
----------------                               ---------------
Peter O'Connor                                          66,181

Shidler Equities LP                                    254,541

Eduardo Paneque                                          2,000

Partridge Road Associates Limited Partnership            2,751

James C. Reynolds                                       38,697

Shadeland Associates Limited Partnership                42,976

Shadeland Corporation                                    4,442

Jay H. Shidler                                          65,118

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                  1,223

Michael B. Slade                                         2,829

Kevin Smith                                             13,571

Robert Stein                                            56,778

S. Larry Stein                                          56,778

LIMITED PARTNERS                             NUMBER OF UNITS
-------------------------------------------  ---------------

Jonathan Stott                                       130,026

Michael T. Tomasz                                     23,868

Mark S. Whiting                                       25,206

Holman/Shidler Investment Corporation                 22,079

Joseph Dresner                                       149,531

The Milton Dresner Revocable Trust
dated October 22, 1976                               149,531

The Jack Friedman Revocable Living Trust
dated March 23, 1978                                  26,005

Jernie Holdings Corp.                                180,499

Fourbur Family Co., L.P.                              50,478

Fourbur Co., L.L.C.                                   27,987

Jerome Lazarus                                        18,653

Constance Lazarus                                    417,961

Susan Burman                                         523,155


LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------
Judith Draizin                                       331,742

Jan Burman                                            18,653

Danielle Draizin                                       6,538

Heather Draizin                                        6,538

Jason Draizin                                         13,078

Charles T. Andrews                                       754

Perry C. Caplan                                        1,388

Charles S. Cook and
Shelby H. Cook, tenants in the entirety                  634

George L. Cramer, Jr.                                  2,262

Darwin B. Dosch                                        1,388

Charles F. Downs                                       1,508

Fitz & Smith Partnership                               3,410

Dennis G. Goodwin and
Jeannie L. Goodwin, tenants in the entirety            6,166


LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------
Internal Investment Company                            3,016

Thomas J. Johnson, Jr. and
Sandra L. Johnson, tenants in the entirety             2,142

Nourhan Kailian                                        2,183

Craig R. Martin                                          754

Joseph Musti                                           1,508

Dean A. Nachtigall                                    10,076

Jack F. Ream                                           1,071

Glenn C. & Linda A. Rexroth                            2,142

Andre G. Richard                                       1,508

Edward C. Roberts and
Rebecca S. Roberts, tenants in the entirety            8,308

W.F.O. Rosenmiller                                       634

Edward Jon Sarama                                        634



LIMITED PARTNERS                             NUMBER OF UNITS
----------------                             ---------------

David W. Smith, and
Doris L. Smith, tenants in the entirety                  754

Gary L. Smith and
Joyce A. Smith, tenants in the entirety                1,508

SRS PARTNERSHIP                                        2,142

Barry L. Tracey                                        2,142

Malcolm Properties, L.L.C.                            25,342

                                                                      SCHEDULE 1


        Additional
     Limited Partners       Number of Units  Capital Contribution
--------------------------  ---------------  --------------------
Malcolm Properties, L.L.C.      25,342                $756,288.67

                                                                      SCHEDULE 2



Transferror+  New Holder                   Units  Capital Account
------------  ----------                  ------  ---------------
              Malcolm Properties, L.L.C.  25,342      $756,288.67

+ With respect to each transferee, one or more of the Additional Limited
  Partners reflected on Schedule 1.